December 23, 1994




Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549


Re:     CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XI
        Commission File No. 0-10494
        Form 8-K

Gentlemen:

Transmitted, for the above-captioned registrant, is the electronically filed executed copy of registrant's current report on Form 8K dated December 23, 1994.

Thank you.

Very truly yours,

CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XI

BY:     JMB Realty Corporation
        (Corporate General Partner)




        By: GAILEN J. HULL
            ________________________________
            Gailen J. Hull
            Principal Accounting Officer


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Enclosures



                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549




                                 FORM 8-K



                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  December 12, 1994




               CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XI
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




     Illinois                     0-10494                 36-3102608
- -------------------           --------------         --------------------
(State or other)                (Commission          (IRS Employer
 Jurisdiction of               File Number)           Identification No.)
 Organization



           900 N. Michigan Avenue, Chicago, Illinois  60611-1575
           -----------------------------------------------------
                  (Address of principal executive office)




Registrant's telephone number, including area code:  (312) 915-1987
    -------------------------------------------------------------------

                     824 MARKET STREET OFFICE BUILDING

                           Wilmington, Delaware
                 ----------------------------------------


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. Excelsior Associates ("Excelsior"), a limited partnership between Carlyle Real Estate Limited Partnership - XI (the "Partnership"), JMB Investors - III, Inc. and Excelsior Partners, L.P. owned 824 Market Street office building (the "Property") located in Wilmington, Delaware. The mortgage lender, Teachers Insurance and Annuity Association of America ("Lender"), commenced proceedings to realize upon its security and was the successful bidder at the foreclosure sale held on October 11, 1994. The deed was conveyed to the lender on December 12, 1994.

     As of the date of conveyance of title the 824 Market Street office building was approximately 56% occupied. Excelsior was aggressively seeking replacement tenants for the vacant space, however, competition had risen significantly due to new office building development in the area over the last few years and to the contraction of tenants in the financial services industry, resulting in lower effective rental rates. In order to reduce debt service payments during the tenant turnover period, Excelsior had negotiated with the first mortgage lender for a possible modification to the first mortgage note. Such negotiations were unsuccessful and Excelsior received notice of default. The lender then commenced proceedings to realize upon its security.

     As a result of the disposition of the 824 Market Street office building, Excelsior will terminate its affairs and the Partnership will recognize a gain for financial reporting and Federal income tax purposes with no corresponding distributable proceeds, substantially all of which will be allocated to the limited partners.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
        (a) Financial Statements.  Not applicable.
        (b) Pro forma financial information - Narrative.
            As a result of the lender realizing upon its security in the property, there will be no further rental income, property operating expenses, depreciation, or mortgage interest expense recorded for the Property which for the Property's most recent fiscal year (the year ended December 31, 1993) were $3,318,000, $1,775,000, $512,000 and $1,856,000, respectively. Rental income, property operating expenses, depreciation, and mortgage interest expense for the Property for the nine months ended September 30, 1994 were approximately $1,291,000, $1,065,000, $407,000, and $1,276,000, respectively. Also, as a result of the lender realizing upon its security in the Property, there will be no further assets and liabilities related to the property, which at September 30, 1994 consisted of land, building and improvements and deferred lease commissions (net of accumulated depreciation and amortization) of approximately $13,752,000; cash and other current assets of approximately $823,000; current portion of long-term debt (including accrued interest) of approximately $17,815,000, and other liabilities of approximately $227,000. The Partnership and the venture partner will record a gain on disposition of investment property of approximately $4,900,000 and $180,000, respectively, in 1994.

        (c) Exhibits
            (1) Sheriff's deed dated December 8, 1994 and recorded December 12, 1994 by and between Excelsior ("Transferor"), and Teachers Insurance and Annuity Association of America, ("Transferee").

                                SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XI

                            BY:   JMB Realty Corporation
                                  (Corporate General Partner)



                                  By:   GAILEN J. HULL
                                        ________________________________
                                        Gailen J. Hull
                                        Principal Accounting Officer













Dated:  December 23, 1994